                            JOINT FILING INFORMATION

Reporting Person:                      THE DUGABOY INVESTMENT TRUST

Address:                               300 CRESCENT COURT, SUITE 700
                                       DALLAS, TEXAS 75201

Designated Filer:                      THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:                    NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:                   12/22/2015

                                       /s/ Nancy Marie Dondero, Trustee
Signature:
                                       -----------------------------------------
                                       Nancy Marie Dondero, Trustee

Reporting Person:                      DONDERO, NANCY MARIE

Address:                               1010 CRESCENT BEACH ROAD
                                       VERO BEACH, FLORIDA 32963

Designated Filer:                      THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:                    NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:                   12/22/2015

                                       /s/ Nancy Marie Dondero
Signature:
                                       -----------------------------------------
                                       Nancy Marie Dondero

Reporting Person:                      DONDERO, JAMES D.

Address:                               300 CRESCENT COURT, SUITE 700
                                       DALLAS, TEXAS 75201

Designated Filer:                      THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:                    NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:                   12/22/2015

                                       /s/ James D. Dondero
Signature:
                                       -----------------------------------------
                                       James D. Dondero